Exhibit 99.1

Investor Presentation November 2025 1

The information in this presentation is provided to you by LiveOne, Inc . (the “Company” or “LiveOne”) solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else . By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation . By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations . No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation . The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified . By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, employees, officers, directors, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials . This presentation contains forward - looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results . All statements other than statements of historical facts contained in this press release are "forward - looking statements," which may often, but not always, be identified by the use of such words as "may," "might," "will," "will likely result," "would," "should," "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "continue," "target" or the negative of such terms or other similar expressions . These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements, including : LiveOne’s ability to consummate any proposed financing, acquisition, spin - out, special dividend, merger, distribution or transaction, the timing of the consummation of any such proposed event, including the risks that a condition to the consummation of any such event would not be satisfied within the expected timeframe or at all, or that the consummation of any proposed financing, acquisition, spin - out, merger, special dividend, distribution or transaction will not occur or whether any such event will enhance shareholder value ; LiveOne’s ability to continue as a going concern ; LiveOne’s ability to attract, maintain and increase the number of its users and paid members ; LiveOne identifying, acquiring, securing and developing content ; LiveOne’s ability to implement its recently announced digital asset treasury strategy and/or purchase digital assets from time to time pursuant to such strategy, including for the maximum announced amount, and other risks related to such strategy ; LiveOne’s intent to repurchase shares of its and/or PodcastOne’s common stock from time to time under LiveOne’s announced stock repurchase program and the timing, price, and quantity of repurchases, if any, under the program ; LiveOne’s ability to maintain compliance with certain financial and other debt covenants ; LiveOne successfully implementing its growth strategy, including relating to its technology platforms and applications ; management’s relationships with industry stakeholders ; LiveOne’s ability to repay its indebtedness when due ; LiveOne’s ability to satisfy the conditions for closing on its announced additional convertible debentures financing ; uncertain and unfavorable outcomes in legal proceedings and/or LiveOne’s ability to pay any amounts due in connection with any such legal proceedings ; significant legal, commercial, regulatory and technical uncertainty and risks related to Bitcoin, Ethereum and other digital assets ; regulatory developments related to digital assets and digital asset markets ; changes in economic conditions ; competition ; risks and uncertainties applicable to the businesses of LiveOne’s subsidiaries ; and other risks, uncertainties and factors including, but not limited to, those described in LiveOne’s Annual Report on Form 10 - K for the fiscal year ended March 31 , 2025 , filed with the U . S . Securities and Exchange Commission (the “SEC”) on July 15 , 2025 , Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2025 , filed with the SEC on November 14 , 2025 , and in LiveOne’s other filings and submissions with the SEC . These forward - looking statements speak only as of the date hereof, and LiveOne disclaims any obligation to update these statements, except as may be required by law . LiveOne intends that all forward - looking statements be subject to the safe - harbor provisions of the Private Securities Litigation Reform Act of 1995 . This presentation speaks as of November 18 , 2025 . The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed . Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date . 2 Legal Disclaimer

An award - winning, creator - first, music, entertainment and technology platform focused on delivering premium experiences and content worldwide through memberships and live and virtual events. We give fans, brands, and bands the best seat in the house Listen Watch A ttend Engage Transact AT A GLANCE… 3

Financial Highlights LIVEONE, INC. ANNUAL REVENUE (Fiscal Year ends March 31st) 2018 - $7.2M 2019 - $33.7M 2020 - $38.7M 2021 - $65.2M 2022 - $117M 2023 - $99.6M 2024 - $118.4M 2025 - $114.4M At the recent LiveOne stock price of $4.41 per share • Reported Q2 FY2026 (ended 09/30/2025) Consolidated Revenue of $18.8M and Adjusted EBITDA* of - $1.0M • Reported Full Year FY2025 (ended 03/31/2025) Consolidated Revenue of $114.4M and Adjusted EBITDA* of $8.4M • Audio Division (Slacker and PodcastOne) Reported Full Year FY2025 Revenue of $108.9M and Adjusted EBITDA* of $18.2M • Repurchased 4.4 million shares of common stock under LiveOne’s Share Stock Repurchase Program as of November 15, 2024, leaving capacity to repurchase an additional ~ $6.2M worth of shares • Shares of common stock outstanding as of November 18, 2024 was ~11.47M • Analyst Coverage: ROTH, Ladenburg, Alliance Global Partners, and Litchfield Hills * See About Non - GAAP Financial Measures in LiveOne’s SEC filings and press releases 4

Peer Group Valuations 5 EV/Revenue Revenue (TTM) Enterprise Value (EV) 0.72 $86.7M $62.83M • LiveOne (LVO) 2.00 $8.6B $17.24B • Sirius Radio (SIRI) 6.32 $16.9B $131.9B • Spotify (SPOT) 1.63 $3.9B $6.28B • iHeart Radio (IHRT) 3.13 $414M $1.29B • Stingray (RAY - A.TO) Peer Group Average EV/Revenue: 3.27 All Data pulled from Yahoo Finance on November 18, 2025

Complementary Portfolio of Subsidiaries and Brands PPV ONE DAYONE Music Publishing Splitmind 6

Source: Houlihan Lokey Fall 2023 Report, MRI - Simmons, IFPI, BBC, Billboard, eMarketer, Facebook Live, Forbes, The Verge, Statista, Nielsen, Broker research, Grand View Resource, Morder Intelligence LiveOne’s Model Addresses Five Large Market Verticals • Over 660 million paid music subscribers globally in 2023 – estimated to grow to 1.1 billion by 2030 • 177 million listen to podcasts • Podcast ad spend to exceed $2B in 2026 MUSIC PUBLISHING LIVESTREAM & PPV MERCHANDISE MUSIC SUBSCRIPTIONS Over 6.8 billion smartphone users projected globally by this year 660 Million 1.1 Billion 2030 2023 Global video streaming market expected to be $252B by 2029 global while live streaming pay - per - view market is expected to expand at a CAGR of 15% from 2020 to 2027, reaching $2.3 billion by 2027 Global licensed merchandise market expected to reach $500B by 2030 43% of podcast listeners agree that ads on this media make them more likely to purchase products/services advertised PODCASTS 7 Music publishing is valued at $ 6 . 4 B and is expected to grow at a CAGR of 5 . 8 % to $ 9 . 2 B in next five years .

Freemium Membership Content Paired with Distribution Platform

6.6B+
Audio Listens
since 01/01/20

2,900+
Artists Streamed
since 01/01/20

148
Livestreamed Music Events
since 04/01/21



Festivals & Live Streams
Reach & Platform
Original Content
Membership Plans from $0 to $9.99 Per Month

220+
Countries and territories by Live Music Streaming

334M+
Livestream views

2,200+
Hours of Live Music
since 01/01/20

Platforms

O&O	TikTok
Tesla	Twitter
STIRR	Instagram
YouTube	Facebook

PodcastOne
Over 196 exclusive shows with over 2.4+ billion podcast downloads annually across – 350+ hours distributed weekly

LIVEXONE 8

Growing Library of Franchises Highly - rated Originals Podcasts Partnerships ContentOne studio to develop and distribute new originals and tentpole events across the platform 9

LIVEONE Slacker RADIO

LiveOne's Slacker Radio is a music streaming service that first launched in 2007, which offers a free ad-supported experience as well as multiple subscription options with millions of songs and access to expertly crafted stations, podcasts from PodcastOne, on-demand video programming, and livestream concerts and pay-per-view (PPV) events

- Excellent Net Promoter Score (NPS) of 55, and ranked as the "Editor's Choice" multiple times by PC Magazine, including **2025 "Best for Curated Channels"**.
- In July 2025, total paid and monthly active ad-supported users exceeded 2.3 million.
- Nearly all Tesla EVs sold in the U.S. and Canada have access to LiveOne's free and direct-billed subscription service. In addition, many Tesla EVs come with lifetime subscription access to LiveOne's Slacker which is paid by Tesla. Tesla's annual agreement with Slacker was recently renewed for the 10th consecutive year (through May 2026). [1]
- Direct-billed Premium subscribers have increased by 78% and overall direct-billed subscribers have increased by 130% since October 2024, when LiveOne announced new conversion program with Tesla. [1]
- Mgmt. currently focused on establishing new B2B relationships – in discussions with more than 70 potential partners in 5 different verticals with a Serviceable Addressable Market (SAM) exceeding $50M.
- Estimated music subscription global TAM currently at over 660 million music subscribers - estimated to grow to 1.1 billion by 2030.[2]

CONTENT

50M+ Tracks in Music Catalog	**500+** Expertly Crafted Stations	**400k+** Hours of Podcast Episodes

QUALITY

100M+ App Downloads	**55** Net Promoter Score	**82B+** Audio Listens since Inception

OPPORTUNITY

70+ Partnerships in B2B Pipeline	**$50M+** Serviceable Addressable Market	**67%+** Music Subscription Growth by 2030

[1] See the Company's press release dated October 1, 2024
[2] Houlihan Lokey Fall 2023 Report
* See About Non-GAAP Financial Measures in LiveOne's SEC filings and press releases

LIVEONE 10

OVERVIEW

PodcastOne (Nasdaq: PODC) is a leading advertiser-supported podcast company offering a 360-degree solution for both content creators and advertisers.

350+
Episodes Produced Weekly

19M+
(IAB) Monthly Downloads

600M+
Annual Downloads

200+
Advertisers

#9
Rank on Podtrac's Top Podcast Publishers

6.4M+
Monthly Unique Listeners

[1] See PodcastOne's press release dated November 11, 2025

** See About Non-GAAP Financial Measures in PodcastOne's SEC filings and press releases*

KEY PodcastOne UPDATES

- LiveOne owns ~71% of PODC's common stock and will continue to consolidate PODC's financial results.
- PODC reported Q2 FY 2026 (Ended 09/30/2025) Revenue of $15.2M and Adjusted EBITDA** of $1.1M[1]
- Full Year FY2025 Revenue of $52.1M and Adjusted EBITDA** of -$501K[1]
- PODC was 9th in PODTRAC's Podcast Industry Top Publishers Rankings for October 2025.
- PODC currently has over 100 new podcasts in the pipeline and over 10 potential acquisitions.
- PODC is now featured in over 1 million Tesla cars.
- As of 11/18/2025, PODC had ~26.4M common shares outstanding.
- Raised Fiscal 2026 Guidance: Revenue: $56-60 Million, Adjusted EBITDA*: $4.5-6 Million

INDUSTRY STATS

- 177M people listen to podcasts
- Analysts predict podcast ad spending to exceed $2 Billion in 2026
- 67% of podcast audience feel close to the hosts of podcasts
- 61% consider podcasts as part of their daily routine

11

TOP SHOWS & ADVERTISERS 12

PPVOne Business Model

- PPVOne's Business Model Leverages LiveOne's **existing proprietary tech stack and expertise** with more than seven years of livestreaming experience and scalable product.
- Direct to consumer billing relationship enhances both PPVOne and LiveOne's flywheels for **increased monetization opportunities**. Expands far beyond just PPV ticket transactions to include **music subscriptions, virtual meet and greets/VIP access, merchandise and NFT e-commerce offerings and virtual tipping**.
- Leveraging's LiveOne's **marketing engine** with in-app messaging, social media, paid marketing program, email blasts to our fan database of 38M+ music fans; promoted across our LiveOne platform and partner network.
- **Leveraging relationships** with thousands of possible PPV entertainers and personalities through ongoing business activities of LiveOne.
- Strong connection between PPV participants and social followers enables for a stronger business model through lower marketing spend as **artists and talent actively promote PPV events directly to their social media resulting** in lower customer acquisition costs.
- PPVOne's execution **capabilities are turnkey** ranging from artist/talent signings, event marketing, sponsorship/advertising monetization, event production, digital and linear distribution through to settlement.

*Since inception

PPV EVENTS TO DATE

126+	217K+
PPV EVENTS*	TICKETS SOLD*

REVENUE SOURCES

- PPV Ticket Sales with Revenue Share
- Sponsorship and Advertising/Product Placement
- VIP Exclusive Upgrade Options
- Digital Meet and Greet Opportunities
- NFTs and E-Commerce
- Artist Merchandise Sales
- In-App Purchases

LIVEONE 13

▪ Direct - to - consumer eCommerce merchandise platform ▪ Provides additional monetization opportunities for both LiveOne & PodcastOne ▪ Partners with artists and stars from the music, podcast and entertainment industry with massive social media and marketing reach to develop and distribute celebrity - backed and branded products ▪ LiveOne recently launched its first celebrity - back product, "Birthday Sex" chardonnay, in collaboration with R&B star Jeremih and renowned wine maker Russell Bevan. 14 $5.2M CPS Fiscal Year 2025 Revenue $400B Expected global licensed merchandise market in 2023

Unrivaled Capabilities Across Audio, Video, and Live Events

		Audio streaming							Live music streaming				Music events	
		LiveXOne	Spotify	SiriusXM pandora	DEEZER	amazon music	Music	Music	iHeart MEDIA	melody napster	BOILER ROOM	nugs.net	STAGEIT	LIVE NATION	AEG eventim
Audio streaming	Ad-supported	✓	✓	✓	✓	✓	✓	✓	✓	✓	✗	✗	✗	✗	✗
	Subscription	✓	✓	✓	✓	✓	✓	✓	✓	✓	✗	✓	✗	✗	✗
	Podcasts	✓	✓	✓	✓	✓	✓	✓	✓	✗	✗	✗	✗	✗	✗
Video streaming	Originals	✓	✗	✗	✗	✗	✗	✗	✗	✓	✗	✗	✗	✗	✗
	Live video streaming	✓	✗	✗	✗	✗	✗	✗	✗	✓	✓	✓	✗	✗	✗
	Ticketed show	✓	✗	✗	✗	✗	✗	✗	✗	✓	✓	✗	✓	✓	✗
	Linear / OTT channels	✓	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗
	Live events	✓	✗	✗	✗	✗	✗	✗	✓	✗	✓	✗	✗	✓	✓
	Merchandise	✓	✗	✗	✗	✗	✗	✗	✗	✗	✓	✗	✗	✓	✓

Sources: Company filings, Company websites

LIVEXONE 15

Global Network of Distribution and Channel Partners Desktop Mobile OTT Over 220 countries reached by Live Music Streaming 16

Management Team



Robert Ellin
Chairman & CEO

Over 30 years of investment and turnaround experience, deep relationships in media and entertainment, prior public company experience as Executive Chairman of Mandalay Digital



Ryan Carhart
CFO

Seasoned executive with extensive financial, mergers and acquisitions and operational experience in managing and scaling organizations, as well with financial reporting and internal controls



Kit Gray
President PodcastOne (Nasdaq: PODC)

Founded PodcastOne 10 years ago. 20+ years audio experience. Selected to 22 Top Influencers in Podcasting (Podcast Magazine 2022)



Sue McNamara
Chief Revenue Officer PodcastOne (Nasdaq: PODC)

20+ years in Radio & Podcast Sales. Formerly CBS Radio's Senior Vide President of Advertising Sales



Brad Konkol
Head of Slacker Radio

20+ years experience leading content & tech companies. Joined Slacker in 2015. Has led product and engineering teams at LiveOne through the launch of several applications.



John Semmelhack
President, CPS

30+ years leading direct marketing companies. Founded Custom Personalization 10 years ago.



Josh Hallbauer
Head of Music Publishing

10+ years in the music industry working with such stars as Justin Bieber, Selena Gomez, John Legend, DJ Snake and Anitta.



Aidan Crotinger
Head of Drumify & Splitmind

Founded Drumify in 2019. Curated and placed songs for artist like Drake and Anuel AA

LIVEONE 17

Distinguished Board of Directors and Advisors with Industry Experience

Distinguished & Experienced Board of Directors



Ramin Arani
Independent Director

Former lead manager of Fidelity's Puritan Fund and current Board member of Vice Media, Ellen Digital and Opportunity Network



Patrick Wachsberger
Independent Director

Founder and CEO of Picture Perfect Entertainment and former Chairman of Lionsgate Films



Kenneth Solomon
Independent Director

Chairman and CEO of The Tennis Channel, partner at Arcadia Investment Partners and Chairman of Ovation TV



Bridget Baker
Independent Director

Former President of Content and TV Network Distribution of Comcast and NBCUniversal



Jay Krigsman
Independent Director

Executive Vice President and Asset Manager of The Krausz Companies



Kris Wright
Independent Director

Vice President, Jordan Footwear, Product & Merchandising at Nike

Strong Suite of Formal Advisors



Steven Bornstein
Former CEO of ESPN and NFL Network



Jason Flom
CEO of Lava Records



Chris McGurk
Former CEO of MGM and Universal Pictures



Roger Werner
Former CEO and President of ESPN and Speedvision



Jules Haimovitz
Former President of Viacom and founder of Showtime

LIVEONE 18

Investment Highlights 137K+ Tesla Members 3 5 6 Reported Q2 Fiscal Year 2026 (ended 09/30/2025) Consolidated Revenue of $18.8M and Adjusted EBITDA* of - $1.0M 1 2 7 Repurchased 4.4 million shares of common stock under LiveOne’s Share Stock Repurchase Program as of November 15, 2024, leaving capacity to repurchase an additional ~ $6.2M worth of shares 4 19 Full - Year Fiscal 2025 (ending 3/21/2025) Consolidated Revenue of $114.4M and Adjusted EBITDA* of $8.4M Raised PODC Guidance for FY26 to record Revenue of $56 - 60 million and record Adjusted EBITDA* of $4 - 6.5 million 19.4% Institutional Ownership at 11/18/2025, with Fidelity owning ~0.6 million shares. -- In addition, insiders beneficially own ~19% of LiveOne’s common shares * See About Non - GAAP Financial Measures in LiveOne’s SEC filings and press releases Completed Spinout of PodcastOne (Nasdaq: PODC) as a Separate Public Company with Special Dividend of PodcastOne Shares to LiveOne Shareholders

NASDAQ: LVO | IR@LIVEONE.COM